SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant /_/

Check the appropriate box:

/_/ Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/_/ Definitive Additional Materials
/_/ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          21ST CENTURY HOLDING COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

/_/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(j)(2).
/_/ $500 per each party to the controversy pursuant to
    Exchange Act Rule 14a-6(1)(3).
/_/ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

/X/ No Fee Required.

1) Title of each class of securities to which transaction applies:

   _____________________________________________________________________________

2) Aggregate number of securities to which transaction applies:

   _____________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

   _____________________________________________________________________________

4) Proposed maximum aggregate value of transaction:

   _____________________________________________________________________________

/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid: _________________________________________________

    2) Form, Schedule or Registration No. ______________________________________

    3) Filing party: ___________________________________________________________

    4) Date filed: _____________________________________________________________

___________
*Set forth the amount on which the filing fee is calculated and state how it was determined.

                          21ST CENTURY HOLDING COMPANY

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 10, 1999

To the Shareholders of 21st Century Holding Company:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of 21st Century Holding Company, a Florida corporation (the "Company"), will be held at the Company's principal executive offices at 4161 N.W. 5th Street, Plantation, Florida 33317, at 10:00 A.M., on June 10, 1999 for the following purposes:

          1. To elect two directors of the Company to serve until 2002;

          2. To consider and vote upon a proposal to ratify the appointment of KPMG LLP as the Company's independent certified public accountants for the fiscal year ending December 31, 1999; and

          3. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponements thereof.

     The Board of Directors has fixed the close of business on May 6, 1999 as the record date for determining those shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

     Whether or not you expect to be present, please sign, date and return the enclosed proxy card in the pre-addressed envelope provided for that purpose as promptly as possible. No postage is required if mailed in the United States.

                                          By Order of the Board of Directors,

                                          Patrick D. Doyle, Secretary

Plantation, Florida
May 13, 1999

     ALL SHAREHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. THOSE SHAREHOLDERS WHO ARE UNABLE TO ATTEND ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE ANNUAL MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                          21ST CENTURY HOLDING COMPANY

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 10, 1999

                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                     TIME, DATE AND PLACE OF ANNUAL MEETING

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of 21st Century Holding Company, a Florida corporation (the "Company"), of proxies from the holders of the Company's common stock, par value $.01 per share (the "Common Stock"), for use at the Annual Meeting of Shareholders of the Company to be held at 9:00 A.M., on June 10, 1999, at the Company's principal executive offices at 4161 N.W. 5th Street, Plantation, Florida 33317, and at any adjournments or postponements thereof (the "Annual Meeting") pursuant to the enclosed Notice of Annual Meeting.

     The approximate date this Proxy Statement and the enclosed form of proxy are first being sent to shareholders is May 13, 1999. Shareholders should review the information provided herein in conjunction with the Company's Annual Report to Shareholders which accompanies this Proxy Statement. The Company's principal executive offices are located at 4161 N.W. 5th Street, Plantation, Florida 33317, and its telephone number is (954) 581-9993.

                          INFORMATION CONCERNING PROXY

     The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Shareholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at the Company's headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

     The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting and the enclosed proxy is to be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

                         PURPOSES OF THE ANNUAL MEETING

     At the Annual Meeting, the Company's shareholders will consider and vote upon the following matters:

          1. To elect two directors of the Company to serve until 2002;

          2. To ratify the appointment of KPMG LLP as the Company's independent certified public accountants for the fiscal year ending December 31, 1999; and

          3. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponements thereof.

     Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth herein) will be voted (a) for the election of the respective nominees for director named below and (b) in favor of all other proposals described in the Notice of Annual Meeting. In the event a shareholder specifies a different choice by means of the enclosed proxy, his shares will be voted in accordance with the specification so made.

                OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

     The Board of Directors has set the close of business on May 6, 1999 as the record date (the "Record Date") for determining shareholders of the Company entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 3,390,000 shares of Common Stock issued and outstanding, all of which are entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to shareholders for approval at the Annual Meeting.

     The attendance, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Directors will be elected by plurality of the votes cast by the shares of Common Stock represented in person or by proxy at the Annual Meeting. The affirmative votes of the holders of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting will be required to ratify the appointment of KPMG LLP as the Company's independent certified public accountants for the year ending December 31, 1999, and any other matter that may be submitted to a vote of the shareholders. If less than a majority of the outstanding shares entitled to vote are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

     Prior to the Annual Meeting, the Company will select one or more inspectors of election for the meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof. Abstentions will be considered as shares present and entitled to vote at the Annual Meeting and will be counted as votes cast at the Annual Meeting, but will not be counted as votes cast for or against any given matter.

     A broker or nominee holding shares registered in its name, or in the name of its nominee, which are beneficially owned by another person and for which it has not received instructions as to voting from the beneficial owner, may have discretion to vote the beneficial owner's shares with respect to the election of directors and other matters addressed at the Annual Meeting. Any such shares which are not represented at the Annual Meeting either in person or by proxy will not be considered to have cast votes on any matters addressed at the Annual Meeting.

                         BENEFICIAL SECURITY OWNERSHIP

     The following table sets forth, as of the Record Date, information with respect to the beneficial ownership of the Company's Common Stock by (i) each person who is known by the Company to beneficially own 5% or more of the Company's outstanding Common Stock, (ii) the Company's Chief Executive Officer ("CEO") and each of the other "Named Executive Officers" (as defined below in "Executive Compensation -- Summary Compensation Table"), (iii) each director of the Company, and (iv) all directors and executive officers of the Company as a group. The Company is not aware of any beneficial owner of more than 5% of the outstanding Common Stock other than as set forth in the following table.

                                                           NUMBER OF SHARES
                                                             BENEFICIALLY             PERCENT OF
      NAME AND ADDRESS OF BENEFICIAL OWNER(1)                  OWNED(2)            CLASS OUTSTANDING
      ---------------------------------------             -------------------      -----------------
Edward J. Lawson (3)................................           1,269,078                37.4%
Michele V. Lawson (4)...............................           1,269,078                 37.4
Ronald A. Raymond...................................             318,659                  9.4
Patrick D. Doyle....................................                  --                   --
Joseph A. Epstein (5)...............................               1,700                    *
Wallace J. Hilliard (6).............................             332,380                  9.8
Carla L. Leonard....................................             166,740                  4.9
Bruce Simberg.......................................              33,348                  1.0
All directors and executive officers as a group (8
  persons)..........................................           2,121,905                 62.6

------------------
 * Less than 1%.

(1) The address of each person named in the table is c/o 21st Century Holding Company, 4161 N.W. 5th Street, Plantation, Florida 33317.

(2) Except as otherwise indicated, the persons named in this table have sole voting and investment power with respect to all shares of Common Stock listed, which include shares of Common Stock that such persons have the right to acquire a beneficial interest in within 60 days from the date of this Report.

(3) Includes 634,539 shares of Common Stock held of record by Mrs. Lawson.

(4) Includes 634,539 shares of Common Stock held of record by Mr. Lawson.

(5) Includes 1,700 shares of Common Stock held in an individual retirement account.

(6) Includes 327,980 shares of Common Stock held by a trust and 4,400 shares of Common Stock held in an individual retirement account.

                             ELECTION OF DIRECTORS

     The Company's Articles of Incorporation provide that the Board of Directors be divided into three classes. Each class of directors serves a staggered three-year term. Joseph A. Epstein and Carla Leonard hold office until the 1999 Annual Meeting. Bruce Simberg, Patrick D. Doyle and Wallace J. Hilliard hold office until the 2000 Annual Meeting. Edward J. Lawson, Michele V. Lawson, and Ronald A. Raymond hold office until the 2001 Annual Meeting.

     At the Annual Meeting, two directors will be elected by the shareholders to serve until the Annual Meeting to be held in 2002 or until their successors are duly elected and qualified. The accompanying form of proxy when properly executed and returned to the Company, will be voted FOR the election as directors of the two persons named below, unless the proxy contains contrary instructions. Proxies cannot be voted for a greater number of persons than the number of nominees named in the Proxy Statement. Management has no reason to believe that any of the nominees are unable or unwilling to serve if elected. However, in the event that any of the nominees should become unable or unwilling to serve as a director, the proxy will be voted for the election of such person or persons as shall be designated by the Board of Directors.

NOMINEES

     The persons nominated as directors are as follows:

NAME                                                       AGE      POSITION WITH THE COMPANY
----                                                       ---      -------------------------
Joseph A. Epstein(1)(2)..............................      44       Director
Carla Leonard........................................      37       Director

------------------
(1) Member of Compensation Committee

(2) Member of Audit Committee

     JOSEPH A. EPSTEIN has served as a director of the Company since April 1998. Since January 1998, Mr. Epstein has been the Chief Financial Officer at the Center of English Studies, Inc., a national provider of language services. From November 1996 to January 1998, Mr. Epstein was a shareholder at the accounting firm of Mallah, Furman & Company, P.A. From May 1989 to October 1996, Mr. Epstein was a partner of the accounting firm of Rachlin, Cohen & Holtz.

     CARLA LEONARD has served as a director of the Company since its inception. Since September 1983, Ms. Leonard has also owned and operated Statewide Insurance and Auto Tag Agency, Inc., an independent insurance agency.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF BOTH OF THE NOMINEES FOR ELECTION AS DIRECTORS.

     Set forth below is certain information concerning the directors who are not currently standing for election:

NAME                                            AGE                POSITION WITH THE COMPANY
----                                            ---                -------------------------
Edward J. Lawson(3).......................      49       President, Chief Executive Officer and
                                                         Director
Michele V. Lawson.........................      41       Vice President -- Agency Operations,
                                                         Treasurer and Director
Ronald A. Raymond(3)......................      54       President, Federated National and Director
Patrick D. Doyle(1)(2)....................      39       Secretary and Director
Wallace J. Hilliard.......................      66       Director
Bruce Simberg(2)..........................      50       Director

------------------
(1) Member of Compensation Committee.

(2) Member of Audit Committee.

(3) Member of Investment Committee.

     EDWARD J. LAWSON co-founded the Company and has served as its President and Chief Executive Officer since inception. Mr. Lawson has over 16 years experience in the insurance industry commencing with the founding of the Company's initial agency in 1983.

     MICHELE V. LAWSON co-founded the Company and has served as a director and executive officer since inception. Mrs. Lawson is currently the Company's Treasurer. Mrs. Lawson has 16 years experience in the insurance industry commencing with the founding of the Company's initial insurance agency in 1983 and also holds a property and casualty license in Florida.

     RONALD A. RAYMOND has served as a director of the Company and as Federated National Financial Company's ("Federated National") President since June 1995. From May 1970 to the present date, Mr. Raymond has been a shareholder and president of Raymond/Patterson Agency, Inc., a managing general agency, in Ft. Lauderdale, Florida. From May 1992 to the present date, Mr. Raymond has been a shareholder of Gulfstream Insurance Group, Inc., a multi-lines insurance agency, in Fort Lauderdale, Florida. Mr. Raymond holds general lines, and life insurance licenses in Florida and is a past President of the Independent Insurance Agents of Broward County.

     PATRICK D. DOYLE has served as Secretary and a director of the Company since April 1998. Since April 1990, Mr. Doyle has been Chief Financial Officer of Effjohn North America Limited, a lessor and manager of cruise ships. From May 1982 to April 1990, Mr. Doyle was employed by KPMG Peat Marwick LLP, most recently as a Senior Manager focusing on the emerging growth business sector. Mr. Doyle is a certified public accountant. Mr. Doyle is also currently a director of a subsidiary of Neptune Maritime OY, a Finnish Company.

     WALLACE J. HILLIARD joined the Company's Board of Directors in January 1999. Since May 1997, Mr. Hilliard has been the owner of a private company which charters business jets. Mr. Hilliard co-founded and was the chairman of American Medical Security, Inc., a provider of medical and specialty health and life insurance products and administrative services, which was sold to United Wisconsin Services Inc. in 1996. Prior to that, Mr. Hilliard co-founded Employers Health Insurance, which was sold to Humana, Inc. in 1995.

     BRUCE SIMBERG has served as a director of the Company since January 28, 1998. Mr. Simberg has been a practicing attorney for the last 22 years, most recently as managing partner of Conroy, Simberg & Ganon, a law firm in Ft. Lauderdale, Florida since October 1979.

     Edward J. Lawson and Michele V. Lawson are husband and wife. There are no other family relationships among the Company's directors and executive officers.

     The Company has agreed to elect one designee of the managing underwriter of the Company's November 1988 initial public offering to the Company's Board of Directors through November 2001. Mr. Hilliard currently serves as such designee.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers, directors and holders of more than 10% of the Company's Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission") and The Nasdaq National Market. Such persons are required to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or oral or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, with respect to the fiscal year ended December 31, 1998 ("Fiscal 1998"), all filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During Fiscal 1998, the Board of Directors held ten formal meetings and took actions by written consent on two occasions. During Fiscal 1998, no director attended fewer than 75% of the number of meetings of the Board of Directors and each Committee of the Board of Directors held during the period such director served on the Board.

     The only standing committees of the Board of Directors are the Audit Committee, the Compensation Committee and the Investment Committee. The Board does not have a nominating or similar committee.

     The Audit Committee is presently comprised of Patrick D. Doyle, Joseph A. Epstein and Bruce Simberg. The duties and responsibilities of the Audit Committee include (a) recommending to the Board of Directors the appointment of the Company's independent certified public accountants and any termination of engagement, (b) reviewing the plan and scope of independent audits, (c) reviewing the Company's significant accounting and reporting policies and operating controls, (d) having general responsibility for all related auditing matters, and (e) reporting its recommendations and findings to the full Board of Directors. The Audit Committee was formed in mid 1998 and did not meet during 1998.

     The Compensation Committee is presently comprised of Edward J. Lawson, Patrick D. Doyle and Joseph A. Epstein. The Compensation Committee reviews and approves the compensation of the Company's executive officers and administers the Company's 1998 Stock Option Plan (the "1998 Plan"). The Compensation Committee was formed in mid 1998 and did not meet during 1998.

     The Investment Committee is presently comprised of Edward J. Lawson, Ronald
A. Raymond and one outside advisor. The Investment Committee manages the Company's investment portfolio. The Investment Committee was formed in mid 1998 and did not meet during 1998.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following compensation table sets forth, for the year ended December 31, 1998 and 1997, the cash and certain other compensation paid by the Company to the Company's CEO and the four most highly compensated other executive officers whose annual salary and bonus exceeded $100,000 during 1998 (together with the CEO, collectively, the "Named Executive Officers"):

                                                                         LONG-TERM COMPENSATION
                                                                  ------------------------------------
                                        ANNUAL COMPENSATION          SECURITIES
                                    ---------------------------      UNDERLYING         ALL OTHER
NAME AND PRINCIPAL POSITION         YEAR   SALARY($)   BONUS($)   OPTIONS(#)(1)(2)  COMPENSATION($)(2)
---------------------------         ----   ---------   --------   ----------------  ------------------
Edward J. Lawson..................  1998    129,438       0                --             17,014(1)
  President and CEO                 1997    290,936       0                --              3,000(2)
Michele V. Lawson.................  1998    104,618       0                --             17,744(1)
  Vice President -- Agency          1997    192,991       0                --              2,000(2)
     Operations and Treasurer
Ronald A. Raymond.................  1998    103,320       0                --             17,264(1)
  President, Federated National...  1997    106,000       0                --              5,000(2)

------------------

(1) Represents $3,030 in contributions for Mr. Lawson, Mrs. Lawson and Mr. Raymond to the Company's 401(k) Plan and $49,992 in directors fees for Mr. Lawson, Mrs. Lawson and Mr. Raymond during 1998.

(2) Represents $3,000 in contributions for Mr. Lawson and Mr. Raymond to the Company's 401(k) Plan and $2,000 in directors fees for Mrs. Lawson and Mr. Raymond during 1997.

COMPENSATION OF DIRECTORS

     The Company has historically paid fees to all of its directors. Such fees were paid at the rate of $6,000 per annum during 1997 and at rates ranging from $12,000 to $25,000 per annum during the period from January 1, 1998 through August 31, 1998.

     Since September 1, 1998, non-employee directors receive a fee of $500 per meeting of the Board of Directors or committee thereof attended and received annual grants of stock options under the 1998 Plan to purchase 3,000 shares of Common Stock. All directors are also reimbursed for travel and lodging expenses in connection with their attendance of meetings.

     In September 1998, each of Mrs. Leonard and Messrs. Doyle, Epstein and Simberg were granted ten-year options under the 1998 Plan to purchase 3,000 shares of Common Stock at an exercise price of $10.00 per share. Such options vest over a four-year period commencing September 1999. Mr. Doyle has also been granted additional options under the 1998 Plan.

INDEMNIFICATION AGREEMENTS

     The Company has entered into an indemnification agreement with each of its directors and executive officers. Each indemnification agreement provides that the Company will indemnify such person against certain liabilities (including settlements) and expenses actually and reasonably incurred by him or her in connection with any threatened or pending legal action, proceeding or investigation (other than actions brought by or in the right of the Company) to which he or she is, or is threatened to be, made a party by reason of his or her status as a director, officer or agent of the Company, provided that such director or executive officer acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal proceedings, had no reasonable cause to believe his or her conduct was unlawful. With respect to any action brought by or in the right of the Company, a director or executive officer will also be indemnified, to the extent not prohibited by applicable law, against expenses and amounts paid in settlement, and certain liabilities if so determined by a court of competent jurisdiction, actually and reasonably incurred by him or her in connection with such action if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company. The Company has secured $3.0 million in directors' and officers' liability insurance.

EMPLOYMENT AGREEMENTS

     Effective September 1, 1998, the Company entered into employment agreements with each of Edward J. Lawson, the Company's President and Chief Executive Officer and Michele V. Lawson, the Treasurer. Each employment agreement, has a "rolling" two-year term, so that at all times the remaining term of the agreement is two years. The employment agreements provide for annual salaries initially set at $156,000 for Mr. Lawson, and $78,000 for Mrs. Lawson, and such bonuses and increases as may be awarded by the Board of Directors.

     Each employment agreement provides that the executive officer will continue to receive his salary for a period of two years after the termination of employment, if his or her employment is terminated by the Company for any reason other than death, disability or Cause (as defined in the employment agreement), or for a period of 24 months after termination of the agreement as a result of his or her disability and a bonus equal to twice the amount paid to the executive officer during the 12 months preceding the termination, and the executive officer's estate will receive a lump sum payment equal to two year's salary plus a bonus equal to twice the amount paid to the executive officer during the 12 months preceding the termination by reason of his death. Each employment agreement also prohibits the executive officer from directly or indirectly competing with the Company for one year after termination for any reason except a termination without Cause. Notwithstanding the foregoing, no assurance can be given that a court of competent jurisdiction will enforce the provisions restricting these executives from competing with the Company. If a Change of Control (as defined in the employment agreement) occurs, the employment agreement provides for the continued employment of the executive officer for a period of two years following the Change of Control. In addition, following the Change of Control, if the executive officer's employment is terminated by the Company other than for Cause or by reason of his death or disability, or by the executive officer for certain specified reasons (such as a reduction of compensation or a diminution of duties), he or she will receive a lump sum cash payment equal to 299% of the cash compensation received by him or her during the 12 calendar months prior to such termination.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth information concerning individual grants of stock options made during 1998 to any of the Named Executive Officers.

                                     NUMBER OF
                                    SECURITIES       # OF TOTAL
                                    UNDERLYING     OPTIONS GRANTED   EXERCISE OR
                                      OPTIONS      TO EMPLOYEES IN   BASE PRICE
NAME                               GRANTED(#)(1)     FISCAL YEAR       ($/SH)      EXPIRATION DATE
----                               -------------   ---------------   -----------   ---------------
Edward J. Lawson.................     16,000           310,800          10.00      November 5, 2008
Michele V. Lawson................     10,000           310,800          10.00      November 5, 2008
Ronald A. Raymond................     10,000           310,800          10.00      November 5, 2008

------------------

(1) Represents options granted under the 1998 Plan. Such options vest over a four-year period commencing one year from the date of grant.

STOCK OPTIONS HELD AT END OF FISCAL 1998

     The following table indicates the total number and value of exercisable and unexercisable stock options held by each of the Named Executive Officers listed as of December 31, 1998. No options were exercised by the Named Executive Officers during the year ended December 31, 1998.

                                          NUMBER OF SECURITIES                 VALUE OF UNEXERCISED
                                         UNDERLYING UNEXERCISED                    IN-THE-MONEY
                                      OPTIONS AT FISCAL YEAR-END(#)        OPTIONS AT FISCAL YEAR-END($)
                                     -------------------------------   -------------------------------------
NAME                                 EXERCISABLE       UNEXERCISABLE   EXERCISABLE(1)       UNEXERCISABLE(1)
----                                 -----------       -------------   --------------       ----------------
Edward J. Lawson...................       0               16,000             0                             0
Michele V. Lawson..................       0               10,000             0                             0
Ronald A. Raymond..................       0               10,000             0                             0

------------------
(1) Based on a fair market value of $7.00 per share at December 31, 1998.

                              CERTAIN TRANSACTIONS

SALES AND REDEMPTION OF COMMON STOCK

     In June 1997, the Company redeemed 33,348 shares Common Stock held by Carla Leonard for cash consideration of $120,000.

     In December 1997, the Company sold 33,348 shares of Common Stock to Bruce Simberg in a private transaction for cash consideration of $120,000.

CORPORATE REORGANIZATION TRANSACTIONS

     In January 1997, the Company acquired all of the issued and outstanding capital stock of each of Assurance Managing General Agents, Inc. ("Assurance MGA"), Federated Premium Finance, Inc. ("Federated Premium") and Superior Adjusting, Inc. ("Superior") for cash consideration of $65,000, $42,500 and $2,500, respectively. Edward J. Lawson, Michele V. Lawson and Ronald A. Raymond were principal shareholders of Assurance MGA, Federated Premium and Superior.

     In January 1998, the Company acquired all of the issued and outstanding capital stock of eight affiliated corporations, principally the Company's insurance agencies, in exchange for the issuance of 954,124 shares of Common Stock to eight persons. Included in such shares were 377,481 shares of Common Stock issued to each of Edward J. Lawson and Michele V. Lawson, who were principal shareholders of seven of such corporations and 18,526 shares of Common Stock issued to Ronald A. Raymond, who was the principal shareholder of the eighth corporation.

     In February 1998, the Company acquired all of the issued and outstanding capital stock of one additional insurance agency in exchange for the issuance of 27,792 shares of Common Stock to five persons, including 6,948 shares of Common Stock issued to each of Edward J. Lawson and Michele V. Lawson, who were principal shareholders of the agency.

REAL ESTATE TRANSACTIONS

     In October, 1997, the Company sold an office property housing one of its agencies to Edward J. Lawson and Michele V. Lawson for $255,000. In connection with the sale, the Company lent the Lawsons the sum of $200,000. Such loan is evidenced by a promissory note which matures in October 2002, bearing interest at the rate of 8.0% per annum and providing for monthly payments of principal and interest. The outstanding balance of the promissory note was $163,164 and $197,278 at December 31, 1998 and December 31, 1997, respectively. The promissory note is secured by a first mortgage lien on the property. The Company leases the property from the Lawsons at a rental of $3,000 per month, pursuant to a lease expiring in May 2001.

     The Company also leases a second insurance agency location from Edward J. Lawson and Michele V. Lawson at a rental of $3,500 per month pursuant to a lease expiring in May 2001.

     In January 1999, the Company purchased the two agency locations from Mr. and Mrs. Lawson. Consideration for the purchase was cash of $442,000 and satisfaction of the mortgage balance of $163,000.

     Prior to the Company's consolidation of its executive offices and administrative operations, the Company leases a location from Ronald A. Raymond at a rental of $2,650 per month and two other locations from Edward J. Lawson and Michele V. Lawson at a rental of $6,500 per month.

     The Company believes that its transactions with Edward J. Lawson, Michele
V. Lawson and Ronald A. Raymond are on terms at least as favorable as those the Company could secure from a non-affiliated third party.

OTHER TRANSACTIONS

     Bruce F. Simberg, a director of the Company, is a partner of the Fort Lauderdale, Florida law firm of Conroy, Simberg & Ganon, which renders legal services to the Company. In 1997 and 1998 the Company paid legal fees to Conroy, Simberg & Ganon for services rendered in the amount of $113,929 and $189,444, respectively.

APPROVAL OF AFFILIATED TRANSACTIONS

     The Company has adopted a policy that any transactions between the Company and its executive officers, directors, principal shareholders or their affiliates take place on an arms-length basis and require the approval of a majority of the independent directors of the Company. The January 1999 transaction between the Company and Mr. and Mrs. Lawson was so approved.

                    RATIFICATION OF SELECTION OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

     The firm of KPMG LLP, independent certified public accountants, served as the Company's independent certified public accountants for Fiscal 1998. The Board of Directors has selected KPMG LLP as the Company's independent certified public accountants for the current fiscal year ending December 31, 1999. One or more representatives of KPMG LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from shareholders.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL.

                                 OTHER BUSINESS

     The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

                  INFORMATION CONCERNING SHAREHOLDER PROPOSALS

     Pursuant to Rule 14a-8 promulgated by the Commission, a shareholder intending to present a proposal to be included in the Company's proxy statement for the Company's 2000 Annual Meeting of Shareholders must deliver a proposal in writing to the Company's principal executive office no later than January 14, 2000.

                                          By Order of the Board of Directors

                                          Patrick D. Doyle, Secretary

Plantation, Florida
May 13, 1999

                          21ST CENTURY HOLDING COMPANY

                ANNUAL MEETING OF SHAREHOLDERS -- JUNE 10, 1999
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                          21ST CENTURY HOLDING COMPANY

    The undersigned hereby appoints Edward J. Lawson and Michele V. Lawson, as Proxies, each with full power to appoint a substitute, to represent and to vote, with all the powers the undersigned would have if personally present, all the shares of common stock, $.01 par value per share, of 21st Century Holding Company (the "Company") held of record by the undersigned on May 6, 1999 at the Annual Meeting of Shareholders to be held on June 11, 1999 or any adjournment or adjournments thereof.

PROPOSAL 1. ELECTION OF DIRECTORS

    / / FOR ALL THE NOMINEES LISTED BELOW

    / / WITHHOLD AUTHORITY (except as marked to the contrary below) TO VOTE FOR
        ALL NOMINEES LISTED BELOW.

                    Joseph A. Epstein         Carla Leonard

    (INSTRUCTIONS: To withhold authority for any individual nominees, write that nominee's name in the space below.)

PROPOSAL 2. TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT CERTIFIED PUBLIC
            ACCOUNTANTS FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.
                / / FOR         / / AGAINST         / / ABSTAIN

    In their discretion, the Proxies are authorized to vote upon other business as may come before the meeting.

                 (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

    This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the Proxy will be voted FOR Proposals 1 and 2.

                                             Please date this proxy and sign
                                             your name exactly as it appears
                                             hereon.

                                             Dated: _____________________ , 1999

                                             ___________________________________
                                                          Signature

                                             ___________________________________
                                                          Signature
                                                      PLEASE SIGN HERE

    Where there is more than one owner, each should sign. When signing as an agent, attorney, administrator, executor, guardian, or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer who should indicate his office.

    PLEASE DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.